Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 6

AMENDMENT NO. 6 dated as of December 2, 2015 (the “Amendment”) among GENER8 MARITIME, INC. (the “Issuer”), GENER8 MARITIME SUBSIDIARY V INC. (the “Guarantor”, and together with the Issuer, the “Obligors”) and the purchasers (the “Purchasers”) executing this Amendment on the signature pages hereto under the Note and Guarantee Agreement referred to below.

Whereas, the Obligors and the purchasers whose name appears on Schedule A thereto are parties to a Note and Guarantee Agreement dated as of March 28, 2014 (as amended, modified and supplemented and in effect from time to time, the “Note and Guarantee Agreement”), pursuant to which the Issuer has issued the Senior Unsecured Notes due 2020 (as amended, modified and supplemented and in effect from time to time, the “Notes”).

Whereas, the Obligors and the Purchasers party hereto wish now to amend the Note and Guarantee Agreement in certain respects in connection with the Issuer repurchasing certain outstanding equity interests, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment, terms defined in the Note and Guarantee Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, Schedule B of the Note and Guarantee Agreement is hereby amended as follows:

(a)  Clause (xi) of Section 10.3 is hereby amended to delete the word “and” after the semicolon.

(b) Clause (xii) of Section 10.3 is hereby amended to delete the period at the end of the clause and add “; and” in lieu thereof.

(c) Section 10.3 is hereby amended to insert the following immediately after clause (xii):

“(xiii)      So long as no cash, Indebtedness, or other property of GMC and its Subsidiaries is being paid by GMC to such employees, former employees, directors or former directors in connection with such repurchase (A) GMC may repurchase its outstanding Equity Interests held by its or any of its Subsidiary’s employees, former employees, directors and former directors pursuant to (i) that certain Stock Option Grant Agreement, dated as of July 8, 2014, by and between Navig8 Group and L. Spenser Wells, as amended, supplemented or modified from time to time and (ii) that certain Gener8 Maritime, Inc. 2012 Equity Incentive Plan, as amended and (B) GMC may repurchase its outstanding Equity Interests in an amount equal to the value of any withholding taxes in connection with the vesting of any Equity Interests granted to its employees, former employees, directors or former directors.”

(d) The last paragraph of Section 10.3 is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary above, the Issuer will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly authorize, declare or pay any dividend (or interest on any unpaid dividend), charge, fee or other distribution (whether in cash or in kind) on or in respect of Equity Interests of GMC, other than with respect to clause (xiii) of Section 10.3 above, until such time that the Issuer has permanently converted to cash interest payments (and will not make any remaining interest payments on the Notes in the form of PIK Interest).”

Section 3.  References Generally.  References in the Note and Guarantee Agreement (including references to the Note and Guarantee Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Note and Guarantee Agreement as amended hereby.

Section 4.  Consent.  The parties hereto hereby consent to the amendment set forth in Section 2 hereof.

Section 5.  Representations and Warranties.  Each Obligor represents and warrants to the Purchasers, that (a) the representations and warranties set forth in Section 5 of the Note and Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 5 to “this Agreement” included reference to this Amendment (it being agreed that it shall be deemed to be an Event of Default under the Note and Guarantee Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made), and (b) after giving effect hereto, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 6.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Purchasers of counterparts of this Amendment executed by each of the Obligors.

Section 7.  Continuing Effectiveness.  As supplemented and modified by this Amendment, the Note and Guarantee Agreement is in all respects ratified and confirmed and the Note and Guarantee Agreement as so supplemented and modified shall be read, taken and construed as one and the same instrument, and all rights and remedies of the parties under the Note and Guarantee Agreement shall continue to be in full force and effect in accordance with the terms thereof, subject to the supplements and modifications made by this Amendment.  Each reference to the “Note and Guarantee Agreement” herein or in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Note and Guarantee Agreement, as supplemented and modified hereby.

Section 8.  Miscellaneous.  Except as herein provided, the Note and Guarantee Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GENER8 MARITIME, INC.

By:	/s/ Christopher F. Allwin
	Name:	Christopher F. Allwin
	Title:	Vice President and Secretary

GENER8 MARITIME SUBSIDIARY V INC.

By:	/s/ Christopher F. Allwin
	Name:	Christopher F. Allwin
	Title:	Secretary

Signature Page to Amendment

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN SUMMIT TRADING LP

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICA V-SIF

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

Signature Page to Amendment